PIMCO Funds

Supplement dated April 18, 2024 to the Asset Allocation Funds Prospectus

dated July 31, 2023, as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO Global Core Asset Allocation Fund (the “Fund”)

Effective immediately, the Fund’s portfolio is jointly and primarily managed by Erin Browne and Emmanuel Sharef. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section of the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Erin Browne and Emmanuel Sharef. Ms. Browne is a Managing Director of PIMCO and a senior portfolio manager in the Asset Allocation team and has managed the Fund since January 2019. Dr. Sharef is an Executive Vice President of PIMCO and has managed the Fund since December 2019.

In addition, effective immediately, disclosure concerning the Fund’s portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager(s)	Since	Recent Professional Experience
PIMCO Global Core Asset Allocation	Erin Browne	1/19

Managing Director, PIMCO. Ms. Browne is a portfolio manager in the Newport Beach office, focusing on multi-asset strategies. In her role, she works with PIMCO’s asset allocation team and with portfolio managers across asset classes and sectors globally. Prior to joining PIMCO in 2018, Ms. Browne was a managing director and head of asset allocation at UBS Asset Management, helping to drive the firm’s macro research, capital market assumptions, tactical asset allocation and strategic asset allocation views across asset classes. Previously, she was head of macro investments at UBS O’Connor, a multi-strategy hedge fund manager, and a global macro portfolio manager at Point72 Asset Management. Ms. Browne has also held roles at Citigroup, Moore Capital Management and Neuberger Berman, and she began her career at Lehman Brothers. She has investment experience since 2002 and holds a bachelor’s degree in economics from Georgetown University.

PIMCO Global Core Asset Allocation	Emmanuel Sharef	12/19

Executive Vice President, PIMCO. Dr. Sharef is an executive vice president and portfolio manager in the Newport Beach office, focused on asset allocation and multi-real-asset strategies and the residential real estate market. He is a member of the Americas Portfolio Committee and has served as a rotating member of the Investment Committee. Prior to joining PIMCO in 2011, he worked in the mortgage credit strategists group at Morgan Stanley. He has investment and financial services experience since 2008 and holds a Ph.D. in operations research from Cornell University, specializing in statistics and biometrics. He received an undergraduate degree from Princeton University.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP1_041824

PIMCO Funds

Supplement dated April 18, 2024 to the Statement of Additional Information

dated July 31, 2023, as supplemented from time to time (the “SAI”)

Disclosure Related to the PIMCO Global Core Asset Allocation Fund (the “Fund”)

Effective immediately, the Fund’s portfolio is jointly and primarily managed by Erin Browne and Emmanuel Sharef.

Accordingly, effective immediately, corresponding changes are made to the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI.

In addition, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP2_041824